EXHIBIT 32

                                  CERTIFICATION
                          PURSUANT TO 18 U.S.C. ss.1350

      In connection with the report on Form 10-Q of Janel World Trade, Ltd. for the second fiscal quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the registrant certifies pursuant to 18 U.S.C. Section 1350 that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: May 15, 2006                                /s/ James N. Jannello
                                                   -----------------------------
                                                   James N. Jannello, Executive
                                                   Vice President and Chief
                                                   Executive Officer


Dated: May 15, 2006                                /s/Stephan P. Cesarski
                                                   -----------------------------
                                                   President and Chief
                                                   Operating Officer


Dated: May 15, 2006                                /s/Linda Bieler
                                                   -----------------------------
                                                   Controller and
                                                   Chief Financial and
                                                   Accounting Officer